                                                                   Exhibit 99(a)


                              AOL TIME WARNER INC.
                       INDEX TO CONSOLIDATED BALANCE SHEET

Report of Independent Auditors.......................................... F-2
Consolidated Balance Sheet as of December 31, 2000...................... F-3
Notes to Consolidated Balance Sheet..................................... F-4

Report of Independent Auditors

Board of Directors and Stockholders
AOL Time Warner Inc.

We have audited the accompanying consolidated balance sheet of AOL Time Warner Inc. (the "Company") as of December 31, 2000. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the balance sheet referred to above presents fairly, in all material respects, the consolidated balance sheet of AOL Time Warner Inc. as of December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP

McLean, Virginia
January 18, 2001

                              AOL TIME WARNER INC.
                           CONSOLIDATED BALANCE SHEET
                                December 31, 2000

Assets
Total assets........................................................... $ --
                                                                        =====
Liabilities and Stockholders' Equity
Liabilities............................................................ $ --
Stockholders' equity:
Common stock, $.01 par value, 100 shares
  authorized, 2 shares issued and outstanding.........................  0.02
Subscription receivable............................................... (0.02)
                                                                        -----
Total stockholders' equity.............................................   --
                                                                        -----
Total liabilities and stockholders' equity............................. $ --
                                                                        =====



See accompanying notes.

                               AOL TIME WARNER INC.

                       NOTES TO CONSOLIDATED BALANCE SHEET

Note 1. Organization and Basis of Presentation

AOL Time Warner Inc. (the "Company") was incorporated in the state of Delaware on February 4, 2000. The Company was formed in connection with the contemplated merger (the "Merger") of America Online, Inc. ("AOL") and Time Warner Inc. ("Time Warner"). Upon completion of the Merger, AOL and Time Warner will each become a wholly owned subsidiary of the Company. Other than its formation, the Company and its subsidiaries have not conducted any activities. The consolidated balance sheet includes the accounts of the Company and its two wholly owned subsidiaries, America Online Merger Sub Inc. and Time Warner Merger Sub Inc. Intercompany accounts have been eliminated. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated balance sheet.

Note 2. Subsequent Event

Effective January 11, 2001, pursuant to the Second Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 10, 2000, among the Company, AOL, Time Warner and two acquisition subsidiaries of the Company, AOL and Time Warner combined their businesses by merging with acquisition subsidiaries of the Company. AOL common stockholders received one share of the Company's common stock for each share they owned and Time Warner common stockholders received 1.5 shares of the Company's common stock for each share they owned. Time Warner series LMCN-V common stockholders received 1.5 shares of substantially identical series LMCN-V common stock of the Company for each share they owned.

AOL Time Warner's fiscal year will end on the 31st day of December in each year.